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                                                                  EXHIBIT 10.8

Summary of Award Taiwan Office Lease Agreement

(1)
Address:                           9F-1, 17 Sec. 1 Cheng Te Road, Taipei Taiwan
Rent:                              NT$165,532/Mo. (Equivalent to US$6,131)
Deposit:                           NT$331,368 (Equivalent to US$12,273)
Space:                             Approx. 3,560 Square feet
Commencing:                        March 1, 1996
Expiring:                          February 28, 1997
Landlord:                          Sun Corporation
Tenant:                            Award
Association fee:                   NT$12,111/Mo., overtime electricity and air
                                   conditioner usage are extra charge
Utilities:                         Not included
Property Tax:                      Covered by Landlord

(2)
Address:                           9F-6, 17 Sec. 1 Cheng Te Road, Taipei Taiwan
Rent:                              NT$352,400/Mo. (Equivalent to US$13,052)
Deposit:                           NT$952,000 (Equivalent to US$35,259)
Space:                             Approx. 7,141 Square feet
Commencing:                        March 1, 1996
Expiring:                          February 28, 1997
Landlord:                          GSS Corporation
Tenant:                            Award
Association fee:                   NT$20,623/Mo., overtime electricity and air
                                   conditioner usage are extra charge
Utilities:                         Not included
Property Tax:                      Covered by Landlord